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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 14, 1998



                         WEST TELESERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                    000-21771              47-0777362
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)         Number)         Identification Number)


               9910 Maple Street, Omaha, Nebraska           68134
            (Address of principal executive offices)     (ZIP Code)


Registrant's telephone number, including area code: (402) 571-7700
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ITEM 5.   OTHER EVENTS

     On August 18, 1998, Gary L. West, Mary E. West and Troy L. Eaden announced the withdrawal of their proposal to acquire all of the outstanding shares of Common Stock of the Registrant not currently owned by either of them. This proposal was withdrawn after the group was informed by the special committee appointed by the Registrant's board of directors that it would not recommend the group's final proposal of $15.50 per share.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.  Not applicable.

     (b)  Pro Forma Financial Information.  Not applicable.

     (c)  Exhibits.

              99.01  Press release dated August 18, 1998


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WEST TELESERVICES CORPORATION



                                                   By:  /s/  Troy L. Eaden
                                                       -------------------------
                                                             Troy L. Eaden
                                                        Chief Executive Officer

Date: September 16, 1998